UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2026
BUSINESS FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana (State of incorporation)	001-38447 (Commission File Number)	20-5340628 (IRS Employer Identification No.)
500 Laurel Street, Suite 101 Baton Rouge,Louisiana (Address of principal executive offices)		70801 (Zip Code)
(225) 248-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K furnished by Business First Bancshares, Inc. (“Business First”) to the Securities and Exchange Commission (the “SEC”) on January 22, 2026 (the “Original Form 8-K”). The purpose of this Amendment is to correct the record and payment dates of the quarterly preferred and common dividends described in the press release furnished in Exhibit 99.1 to the Original Form 8-K announcing Business First’s financial results for the quarter and year ended December 31, 2025.

Item 2.02 Results of Operations and Financial Condition.

On January 22, 2026, Business First filed the Original Form 8-K in which it furnished a copy of the press release announcing its financial results for the quarter and year ended December 31, 2025 (the “Original Press Release”). Business First is now filing this Amendment to furnish a revised press release (the “Revised Press Release”) to correct the record and payment dates of the quarterly preferred and common dividends which were inadvertently transposed in the Original Press Release, but were correctly reported under Item 2.02 of the Original Form 8-K. A copy of the Revised Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Number	Exhibit
99.1	Press Release of Business First Bancshares, Inc., dated January 23, 2026 announcing results of operations for the year ended 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS FIRST BANCSHARES, INC.

	By:	/s/ David R. Melville, III
	Name:	David R. Melville, III
	Title:	President and Chief Executive Officer

Date: January 23, 2026